Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

UNDER SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

In connection with the quarterly report on Form 10-Q of MIT Holding, Inc. (the “Company”) for the quarter ended SEPTEMBER 30, 2013 as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), I, Walter H.C. Drakeford, the principal financial officer of us, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: December 09, 2013
	By	/s/ Walter H. C. Drakeford
Walter H. C. Drakeford, Principal Financial Officer